UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 17, 2012

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2012, Richard G. Reiten retired from the board of directors of U.S. Bancorp (the “Company”) in accordance with the Company’s director retirement policy. Under this policy, an independent director must retire from the Company’s board of directors at the first annual meeting of shareholders held after his or her 72nd birthday.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Shareholders on Tuesday, April 17, 2012, at the Minneapolis Convention Center, Minneapolis, Minnesota. Richard K. Davis, Chairman, President and Chief Executive Officer, presided. The Company’s shareholders considered three proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) which was filed with the Securities and Exchange Commission on March 9, 2012. The final voting results are reported below.

Proposal I: Election of fourteen directors to serve for a one-year term until the 2013 annual meeting of shareholders.

The Company’s shareholders elected each of the fourteen nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Douglas M. Baker, Jr.	1,367,937,319	17,914,552	5,208,317	238,663,193

Y. Marc Belton	1,367,600,706	17,933,958	5,525,524	238,663,193

Victoria Buyniski Gluckman	1,345,524,195	39,127,262	6,408,731	238,663,193

Arthur D. Collins, Jr.	1,248,320,108	137,453,970	5,286,110	238,663,193

Richard K. Davis	1,348,406,027	37,937,079	4,717,082	238,663,193

Roland A. Hernandez	1,262,470,665	122,878,367	5,711,156	238,663,193

Joel W. Johnson	1,359,839,225	25,972,403	5,248,560	238,663,193

Olivia F. Kirtley	1,368,238,194	17,521,240	5,300,754	238,663,193

Jerry W. Levin	1,332,426,988	51,993,899	6,639,301	238,663,193

David B. O’Maley	1,345,289,717	39,306,602	6,463,869	238,663,193

O’dell M. Owens, M.D., MPH	1,356,948,550	27,476,650	6,634,988	238,663,193

Craig D. Schnuck	1,378,082,628	8,186,395	4,791,165	238,663,193

Patrick T. Stokes	1,346,939,806	37,524,058	6,596,324	238,663,193

Doreen Woo Ho	1,376,789,080	8,573,017	5,698,091	238,663,193

Proposal II: Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2012.

The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,598,747,748	25,790,618	5,185,015	—

Proposal III: Advisory vote to approve the compensation of the Company’s executive officers disclosed in the Proxy Statement.

The Company’s shareholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,302,825,359	69,239,858	18,994,971	238,663,193

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ Lee R. Mitau
Lee R. Mitau Executive Vice President, General Counsel and Corporate Secretary

Date: April 19, 2012